Absolute Opportunities Fund (the “Fund”)
Supplement dated June 27, 2011 to the prospectus dated August 1, 2010, as supplemented
February 22, 2011, and June 13, 2011

 (the “Prospectus”)

On June 24, 2011, at a meeting of the Board of Trustees (the “Trustees”) of Forum Funds, the Trustees approved the hiring of Pine Cobble Capital, LLC as a Sub-Adviser to the Fund.

Prospectus

The section of the Prospectus entitled “Management,” is amended as follows:

The following is inserted in the list of the “Sub-Advisers” on page 9 of the Prospectus:

Pine Cobble Capital, LLC

The sub-section of the Prospectus entitled “The Adviser and Sub-Advisers” in the section entitled “Management,” is amended as follows:

The following is inserted at the end of the table on page 19 of the Prospectus:

Pine Cobble Capital, LLC	Long/Short Equity and Credit
60 William Street, Suite 140
Wellesley, MA 02481

The following is inserted below the table, after the paragraph regarding Semaphore Management LLC:

Pine Cobble Capital, LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services.

Shareholders should retain this supplement for future reference.

Absolute Opportunities Fund (the “Fund”)

Supplement dated June 27, 2011 to the SAI dated August 1, 2010, as supplemented
February 22, 2011, and June 13, 2011

The section of the SAI entitled “Glossary” is amended as follows:

The following replaces the definition of “Sub-Adviser” on page 2 of the SAI:

“Sub-Adviser” means each of MetWest Asset Management, LLC, Green Eagle Capital LLC, Kingstown Capital Management LP, Madden Asset Management LLC, Pine Cobble Capital, LLC and Semaphore Management LLC

The section of the SAI entitled “Ownership of Absolute and Sub-Advisers,” is amended as follows:

The following is inserted in the listing under the heading “Sub-Advisers and Controlling Persons/Entities” before “Semaphore Management LLC” on page 30 of the SAI:

Pine Cobble Capital, LLC	Robert A. Nicholson and Zev D. Nijensohn

The section of the SAI entitled “APPENDIX D – ADVISER/SUB-ADVISER PROXY VOTING PROCEDURES,” is amended as follows:

The following is inserted at the end of page D-14:

PINE COBBLE CAPITAL, LLC
PROXY VOTING POLICY

Pine Cobble Capital, LLC (the “Investment Manager”) serves as the investment adviser of certain investment vehicles and other clients (each a “Client” and collectively, the “Clients”).  Through these relationships the Investment Manager is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client.  The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting.  The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis.  The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client the Investment Manager will resolve the conflict before voting the proxies.  The Investment Manager will either disclose the conflict to the Client and obtain consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests.  Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.